Preliminary 2008 First Quarter Earnings April 29th, 2008 9:00 AM EDT Contact ResCap Investor Relations at (888) 440-8851 or investorrelations@rescapholdings.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's and ResCap’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC's and ResCap's operations, with resulting negative impact on our liquidity; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

ResCap: Key Messages Weak global mortgage markets and diminished liquidity caused non-conforming loan and trading security losses in addition to increased funding costs Eliminated originations in markets with no secondary liquidity Tightened underwriting and credit standards Credit performance remains weak due to falling home prices and rising delinquencies Despite weakness, lowered overall provision exposure through reducing risk and the balance sheet Prime conforming production and servicing portfolio performance was strong Conforming and government production was up 71% from Q1 2007 Interest rate moves generated positive hedge results Operation is achieving its expense targets

ResCap: Key Metrics Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Net income 201 548 83 -128 -910 -254 -2261 -921 -859 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Total HFI, net of Allowance 72.7 71.4 73.1 67.9 63.6 61 59 41.3 34.001 All Other 49.26537 53.160608 59.508191 67.658868 62.412404 60.876464 55.455621 46.860342 47.371 TA 121.96537 124.560608 132.608191 135.558868 126.012404 121.876464 114.455621 88.160342 81.372 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 276.2 Prime Non-conforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 136.1 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 47.6 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 459.9 2 1) Total assets include the auto assets of GMAC Bank as represented in ResCap’s 10-K financial statements. 2) Government and Prime Second Liens are included in Prime Non-conforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 15.44 Prime Non-conforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 5.11 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 0.34 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 20.9 2 Of the total, $9.7 billion was securitized on- balance sheet at 3/31/08, with net economic exposure limited to $256 million

ResCap: Condensed Income Statement *Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 26 of this presentation. Included in Other income is a negative $2.2 billion valuation adjustment on certain assets offset by a favorable $2.15 billion on related debt instruments, for both of which we elected fair value treatment under SFAS No. 159.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 1.2 0.3 0.2 0.2 0.2 Prime 5.3 3.6 1.6 1.5 1.6 ResCap: Nonprime and Prime Exposure Prime and Other2 1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. 2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 70.3 64.3 60 52.6 47.6 Prime 382.6 396.2 405.6 400.7 412.3 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 5 4 2.9 2 2.6 Prime 17 15.3 12 10 9.2 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 47.9 44.6 37.1 16.9 9.7 Prime 17.4 18 23.7 25.3 24.8 Nonprime1 $9.7 billion of securitized assets (largely non-prime) at 3/31/08, with net economic exposure limited to $256 million

ResCap: Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 0.0041 0.0046 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 0.072 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022 0.0107 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 0.162 0.122 Excluding loans impacted by FAS 159 Excluding loans impacted by FAS 159

ResCap: Capital and Liquidity

Global ResCap cash and cash equivalents of $4.2 billion (3/31/08)

- ResCap cash declined $0.2 billion compared to Q4 2007:
  - Decline in collateral values financed on secured lines
  - Delays in executing asset sales given market disruptions

Total equity of $5.8 billion allowed ResCap to remain compliant with the tangible net worth covenant at quarter end

($ billions)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Cash and cash equivalents[1]	$4.2	$4.4	$6.5	$3.7	$2.6
Common equity	$5.8	$6.0	$6.2	$7.5	$7.2

1) These figures include the Auto Division of GMAC Bank

In April, ResCap structured a $750 million facility with GMAC to provide financing of certain Mortgage Servicing Rights

GMAC Bank provides access to FHLB Advances and Deposits

RESCAP

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Q1 2008 ResCap Preliminary Earnings Release

ResCap: Overview of GMAC Bank Expanded use of GMAC Bank Prime conforming and government production have increased significantly GMAC Bank maintains access to FHLB and retail deposits Total FHLB borrowing capacity of $12.9 billion ($2.2 billion of which is unused) Total deposits increased by $2.5 billion over Q4 07 and are up 63% over Q1 07

Supplemental Charts

ResCap: Income Statement SFAS 159 impact netted in Other Income Includes gain on extinguishment of debt of $480 million (pre-tax) in the first quarter of 2008 as a result of the Open Market Repurchase of ResCap debt made by GMAC with a face value of $1.2 billion. NOTES: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on a ResCap’s reported basis; results as they appear on a GMAC reported basis can be found on page 16 of this presentation. Supplemental

ResCap: Mortgage Production 1) International includes some nonprime production 1 1 Supplemental Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Total Domestic 43.9 41.2 31 27.2 20.2 15.5 18.7 Total International 7.5 8 6.5 7.7 9.1 5.3 2.2 Q106 Q206 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13.03 15.44 Prime Non-conforming 11.7 14.6 16.4 17.5 12.3 9.8 4.7 0.32 0.49 Government 0.9 1.1 0.9 0.8 0.6 0.8 1 1.19 1.98 Nonprime 9.1 6.1 8.5 6.9 3.3 0.7 0.2 0.07 0 Prime Second-lien 5.8 6.6 6.1 5.2 5.3 3.1 2.2 0.9 0.8 Total International 7.5 8 6.5 7.7 9.1 5.32 2.18 NOTE: Totals may not foot due to rounding

HFS and HFI Q1 08 transfers: HFS to HFI $446 million HFI to HFS $1.5 billion ResCap: Global HFS Portfolio 4Q07 Prime Conforming 2.9 Prime Nonconforming 4.9 Nonprime 2.6 Prime Second-lien 0.4 Government 1 1st Qtr Non-Agency Public Securitizations 1 Agency 15.7 Non-Agency Whole Loans 2.8 Supplemental

ResCap: Q1 Significant Items Note: These amounts are classified according to ResCap’s income statement presentation (includes Auto Bank). Supplemental